SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 16, 2003

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                           KNIGHT TRANSPORTATION, INC.
             (Exact name of registrant as specified in its charter)



      Arizona                         000-24946                 86-0649974
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)



       5601 W. Buckeye Road, Phoenix, Arizona           85043
      (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 269-2000


                                 Not applicable
          (Former name or former address, if changed since last report)






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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

        Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

      EXHIBIT
      NUMBER        EXHIBIT TITLE
------------------------------------------------------------------------------

      99.1 Knight Transportation, Inc. press release announcing financial results for the quarter and six months ended June 30, 2003

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

     The following information regarding the press release of Knight Transportation, Inc. (the "Company") announcing its financial results for the quarter and six months ended June 30, 2003 is intended to be furnished under
Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 16, 2003, the Company issued a press release (the "Earnings Press Release") announcing its financial results for the quarter and six months ended June 30, 2003. A copy of the Earnings Press Release is attached to this report as Exhibit 99.1.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             KNIGHT TRANSPORTATION, INC.


Date:  July 16, 2003           /s/ Timothy M. Kohl
                             ---------------------------------------
                             Timothy M. Kohl
                             Executive Vice President, Secretary, and
                             Chief Financial Officer

                                  EXHIBIT INDEX

    99.1 Knight Transportation, Inc. press release announcing financial results for the quarter and six months ended June 30, 2003